EXHIBIT 3.1.2

	ROSS MILLER				*040101*
*040101*
Secretary of State

204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT					ABOVE SPACE IS FOR OFFICE USE ONLY
1. Name of	SEVEN ARTS ENTERTAINMENT INC.
Corporation:

2. Registered
	☐	Commercial Registered Agent:
Agent for Service	Name
of Process: (check	☒	Noncommercial Registered Agent	OR	☐	Office or Position with Entity
only one box)	(name and address below)				(name and address below)

Lionel Sawyer & Collins, Ltd.
	Name of Noncommercial Registered Agent OR		Name of Title of Office or Other Position with Entity

	300 South Fourth Street, Ste. 1700			Las Vegas		Nevada	89101
	Street Address			City			Zip Code
Nevada
	Mailing Address (if different from street address)			City			Zip Code

3. Authorized					Number of
	Number of				shares
Stock: (number of
	shares with		Par value		without
shares corporation is
	50,000,000			.01
	par value:		per share: $		par value:
authorized to issue)

4. Names and
	1)	Hubert Gibbs
Addresses of the
Name
Board of
	6121 Sunset Boulevard, Ste. 512			Los Angeles		CA	90028
Directors/Trustees:
	Street Address			City		State	Zip Code
(each Director/Trustee
must be a natural person	2)	Peter M. Hoffman
at least 18 years of age;
Name
attach additional page if
	6121 Sunset Boulevard, Ste. 512			Los Angeles		CA	90028
more than two
directors/trustees)
	Street Address			City		State	Zip Code

5. Purpose: (optional;	The purpose of the corporation shall be:

see instructions)

6. Name, Address				X
and Signature of	Christy L. Connor
Incorporator: (attach	Name			/s/ Christy L. Connor
Incorporator Signature
additional page if more
	300 South Fourth Street, Ste. 1700			Las Vegas		NV	89101
than one incorporator)
	Address			City		State	Zip Code
7. Certificate of	I hereby accept appointment as Registered Agent for the above named Entity.

Acceptance of	X /s/ illegible
Appointment of
June 10, 2010
Registered Agent:
	Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity					Date

This form must be accompanied by appropriate fees.					Nevada Secretary of State NRS 78 Articles Revised: 4-10-09

ARTICLES OF INCORPORATION
OF SEVEN ARTS ENTERTAINMENT, INC.

ARTICLE 4

DIRECTORS

Additional Directors

Michael Garstin	6121 Sunset Boulevard, Suite 512	Los Angeles, CA 90028

Kate Hoffman	6121 Sunset Boulevard, Suite 512	Los Angeles, CA 90028

Julia Verdin	6121 Sunset Boulevard, Suite 512	Los Angeles, CA 90028

Tony Nickox	6121 Sunset Boulevard, Suite 512	Los Angeles, CA 90028

Elaine New	6121 Sunset Boulevard, Suite 512	Los Angeles, CA 90028

ARTICLE 8

ELECTION NOT TO BE GOVERNED BY CORPORATE COMBINATIONS ACT

The Corporation hereby elects not to be goverend by Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes.